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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Alderwoods Group, Inc.:

        We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG

Chartered Accountants

Vancouver, Canada
March 24, 2003

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The Loewen Group Inc.:

        We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG

Chartered Accountants

Vancouver, Canada
March 25, 2003

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT
INDEPENDENT AUDITORS' CONSENT